UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2017

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(415) 738-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐
Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.: ☐
Digital Realty Trust, L.P.: ☐

Item 8.01 Other Events.

On August 25, 2017, Digital Realty Trust, L.P., which we refer to as the operating partnership, Citigroup Global Markets Inc. (“CGMI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and Bank of America, N.A. (“Bank of America”) entered into a commitment letter (the “Commitment Letter”), relating to a proposed $104 million senior secured term loan (the “Term Loan”), which would be entered into in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated June 8, 2017, by and among Digital Realty Trust, Inc. (“we,” “us,” “our,” “our company” or “the company”), the operating partnership, Penguins REIT Sub, LLC, Penguins OP Sub 2, LLC and Penguins OP Sub, LLC, on the one hand, and DuPont Fabros Technology, Inc. (“DFT”) and DuPont Fabros Technologies, L.P., on the other hand (the “DFT Merger”). The closing of the Term Loan is subject to the negotiation of definitive loan documentation (the “Loan Documents”) and certain closing conditions, including the consummation of the DFT Merger. The borrower under the Loan Documents will be Quill Equity LLC (“Quill”), which is currently an indirect subsidiary of DuPont Fabros Technology, Inc. The Commitment Letter replaced the mortgage loan commitment letter with CGMI, MLPFS and Bank of America referenced in the proxy statement/prospectus that we filed on August 15, 2017 in connection with the DFT Merger. The Commitment Letter provides for borrowings in U.S. Dollars only. The maturity date of the Term Loan will be March 1, 2023.

The interest rate for borrowings under the Loan Documents will be based on a floating rate or, at the option of the borrower, the base rate, in each case plus a margin based on the credit rating of our long-term senior unsecured debt.

Borrowings under the Loan Documents will be guaranteed by the company and the operating partnership. The repayment of the Term Loan will also be secured by a deed of trust encumbering a datacenter owned by Quill and located in Ashburn, Virginia and certain related property. The Loan Documents are anticipated to contain various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In addition, the Loan Documents are anticipated to restrict Digital Realty Trust, Inc. from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable Digital Realty Trust, Inc. to maintain its qualification as a REIT and to avoid the payment of income or excise tax.

In addition, the Loan Documents are anticipated to include events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by the borrower, cross-default for payment defaults and cross-acceleration for other defaults under material debt or a change of control) which, if not cured within the time period, if any, specified would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders holding more than a majority of the commitments and loans are anticipated to be allowed to elect to accelerate the outstanding principal and accrued and unpaid interest under the Loan Documents. Further, outstanding principal and accrued and unpaid interest thereon are anticipated to automatically accelerate upon the entry of an order for relief with respect to the borrower under any bankruptcy, insolvency or other similar law.

Additional Information and Where to Find It

On August 15, 2017, we filed a proxy statement/prospectus in connection with the DFT Merger. Investors and our stockholders are urged to read carefully the proxy statement/prospectus and other relevant materials because they contain important information about the DFT Merger. Investors and stockholders may obtain free copies of these documents and other documents filed by us with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by us by going to our corporate website at www.digitalrealty.com or by directing a written request to: Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the DFT Merger.

Interests of Participants

The company and its directors and executive officers and DFT and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the company and DFT in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the DFT Merger is included in the proxy statement/prospectus referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s or DFT’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by our or DFT’s stockholders; the risk that a condition to closing of the proposed transaction may not be satisfied; our and DFT’s ability to consummate the DFT Merger or the Term Loan; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of our and DFT’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the company or the combined company to retain and hire key personnel and maintain relationships with customers, providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which we and DFT operate, as detailed from time to time in each of our and DFT’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2016, our current report on Form 8-K filed July 10, 2017 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
 Date: August 29, 2017

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary